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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 14, 2002

                           BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (800) 299-2265
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

Earlier today, August 14, 2002, Bank of America Corporation filed its Quarterly Report on Form 10-Q for the period ended June 30, 2002. As Exhibits 99.1 and
99.2 of such Quarterly Report, Bank of America filed the certifications of its Principal Executive Officer, Kenneth D. Lewis, and Principal Financial Officer, James H. Hance, Jr., required by 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. In order to ensure adequate and complete public disclosure of such certifications, Bank of America also has attached such certifications as Exhibits 99.1 and 99.2 of this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         The following exhibits are filed herewith:

EXHIBIT NO.        DESCRIPTION OF EXHIBIT

99.1 Certification of the Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                   Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                   Section 906 of the Sarbanes-Oxley Act of 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANK OF AMERICA CORPORATION

                                            By: /s/ Marc D. Oken
                                               ---------------------------------
                                                  Marc D. Oken
                                                  Executive Vice President and
                                                   Principal Financial Executive

Dated: August 14, 2002

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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION OF EXHIBIT

99.1 Certification of the Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002